SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              Form 8-K/A
                           (Amendment No. 1)

              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) July 2, 1999


                       GODDARD INDUSTRIES, INC.

           (Exact Name of Registrant as Specified in Its Charter)


        Massachusetts          0-2052                 04-2268165

       (State or Other        (Commission           (I.R.S. Employer
        Jurisdiction          File Number)         Identification No. )
        Of Incorporation)


705 Plantation Street, Worcester, Massachusetts         01605

 (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code    (508)852-2435


  (Former Name or Former Address, If Changed Since Last Report)


   The undersigned hereby amends its Current Report on Form 8-K filed On July 15, 1999 as follows:


Item 7.  Financial Statements and Exhibits

(a) Financial Statements.

Pro Forma Financial Information

UNAUDITED PRO FORMA CONSOLIDATING BALANCE SHEET AS OF
APRIL 3, 1999

UNAUDITED PRO FORMA CONSOLIDATING STATEMENT OF INCOME
FOR THE SIX MONTHS ENDED APRIL 3, 1999

(b) Exhibits:

           Exhibit No.                   Description of Exhibit

1 Stock Purchase Agreement, dated
July 2,
1999*


   *Previously filed by the Registrant as part of the initial filing of this Current Report on Form 8-K.




                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 GODDARD INDUSTRIES, INC.





Date: September 15, 1999         By:  /s/Salvatore J. Vinciguerra
                                      Salvatore J. Vinciguerra, President

Proforma Financial Information

Effective July 2, 1999, Goddard Industries Inc.'s wholly-owned subsidiary, Goddard Valve Corporation (Valve), sold all of the outstanding common stock in its wholly-owned subsidiary, Webstone
Company, Inc. (Webstone). The selling price of $1,789,324 was received in the form of $1,389,324 of cash, $250,000 of preferred stock in Webstone, and a non-interest bearing loan of $150,000 due within 90 days of closing.

The unaudited proforma exhibits include:

Unaudited proforma financial statements as of and for the year ended October 3, 1998 based upon the audited financial statements of Goddard Industries, Inc. and Subsidiaries as reported in the Form 10-KSB for that period and include:

A consolidated unaudited proforma balance sheet as of October 3, 1998 presenting financial position as if the disposition of Webstone occurred on October 2, 1998 that reflects:

A. Elimination of the Webstone assets and liabilities that were transferred to the purchaser, recording the expenses of the sale and the assets received from the transaction.

A consolidated unaudited proforma statement of income for the year ended October 3, 1998 that presents the results of operations from continuing operations as if the disposition of Webstone occurred on September 28, 1997 that reflects:

B. Elimination of the results of operations of Webstone for the period.
C. Recording of administrative expenses previously allocated to Webstone that will now be absorbed by continuing operations.
D. Adjustment of income taxes as a result of the administrative costs previously charged to Webstone.


Unaudited proforma financial statements as of and for the three months ended January 2, 1999 based upon the financial statements of Goddard Industries, Inc. and Subsidiaries as reported in the Form 10-QSB for that period and include:

A consolidated unaudited proforma balance sheet as of January 2, 1999 presenting financial position as if the disposition of Webstone occurred on January 1, 1999 that reflects:

A. Elimination of the Webstone assets and liabilities that were transferred to the purchaser, recording the expenses of the sale and the assets received from the transaction.

A consolidated unaudited proforma statement of income for the three months ended January 2, 1999 that presents the results of operations from continuing operations as if the disposition of Webstone occurred on October 3, 1998 and reflects:

B. Elimination of the results of operations of Webstone for the period.
C. Recording of administrative expenses previously allocated to Webstone that will now be absorbed by continuing operations.
D. Adjustment of income taxes as a result of the administrative costs previously charged to Webstone.


Unaudited proforma financial statements as of and for the six months ended April 3, 1999 based upon the financial statements of Goddard Industries, Inc. and Subsidiaries as reported in the Form 10-QSB for that period and include:

A consolidated unaudited proforma balance sheet as of April 3, 1999 presenting financial position as if the disposition of Webstone occurred on April 2, 1999 that reflects:


A. Elimination of the Webstone assets and liabilities that were transferred to the purchaser, recording the expenses of the sale and the assets received from the transaction.

A consolidated unaudited proforma statement of income for the six months ended April 3, 1999 that presents the results of operations from continuing operations as if the disposition of Webstone occurred on October 3, 1998 and reflects:

B. Elimination of the results of operations of Webstone for the period.
C. Recording of administrative expenses previously allocated to Webstone that will now be absorbed by continuing operations.
D. Adjustment of income taxes as a result of the administrative costs previously charged to Webstone.

                            GODDARD INDUSTRIES, INC.
                 UNAUDITED PROFORMA CONSOLIDATING BALANCE SHEET
                               October 3, 1998

                                  Historical         Pro Forma
                                    As of           Adjustments     Pro Forma
                                  October 3,        for Sale of         as
           ASSETS                    1998            Webstone        Adjusted

 Current assets:
   Cash and cash equivalents    $    283,473  A  $     (133,717) $   1,539,080
                                              A       1,389,324
   Accounts receivable,
    net of allowances              1,174,946  A        (647,662)       527,284
   Due from former subsidiary                 A         150,000        150,000
   Refundable taxes on income         92,723                            92,723
   Inventories                     3,410,767  A      (1,344,543)     2,066,224
   Prepaid expenses and taxes         27,184  A          (5,117)        22,067
   Deferred income taxes             111,000                           111,000

     Total Current Assets          5,100,093           (591,715)     4,508,378

 Property,plant and equipment,at   4,694,485  A        (370,287)     4,324,198
   Less: Accumulated depreciation  3,079,727  A        (311,561)     2,768,166

                                   1,614,758            (58,726)     1,556,032

 Other assets:
   Excess of cost of investment in
   subsidiaries over equity in net
   assets acquired                    10,868  A         (10,868)             0
   Investment                                 A         250,000        250,000
   Deferred income taxes - long t    131,000                           131,000

     Total other assets              141,868            239,132        381,000

 Total assets                   $  6,856,719     $     (411,309) $   6,445,410

 LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities:
   Current maturities of
     long-term debt                  184,000                  0        184,000
   Accounts payable                  289,775  A        (167,394)       122,381
   Accrued expenses                  457,406  A        (128,600)       488,726
                                              A         159,920
   Accrued environmental liabilit      4,648                             4,648
   Deferrred compensation             42,500                            42,500

     Total current liabilities       978,329           (136,074)       842,255

 Long-term debt,  net of
   current maturities                377,515  A        (238,000)       139,515

 Deferred Compensation               508,500                  0        508,500

 Stockholders' equity
   Common stock                       21,299                  0         21,299
   Additional paid-in capital        477,923                           477,923
   Retained earnings               4,493,153  A         (37,235)     4,455,918

     Total stockholders' equity    4,992,375            (37,235)     4,955,140

 Total liabilities and
   stockholders' equity         $  6,856,719     $     (411,309) $   6,445,410

                           GODDARD INDUSTRIES, INC.
                 UNAUDITED PROFORMA  CONSOLIDATING  STATEMENT OF INCOME
                        FOR THE YEAR ENDED OCTOBER 3, 1998


                                  Historical         Pro Forma
                                    As of           Adjustments     Pro Forma
                                  October 3,        for Sale of         as
                                     1998            Webstone        Ajusted

 Net sales                      $  9,732,242  B  $   (3,893,947) $ 5,838,295

 Cost of sales                     6,082,601  B      (2,747,238)     3,335,363

   Gross profit                    3,649,641         (1,146,709)     2,502,932

 Selling and administrative expen  2,335,138  B      (1,146,862)     1,250,275
                                              C          61,999

   Income from operations          1,314,503            (61,846)     1,252,657

 Other income (expense)
   Interest expense                  (86,202) B          61,581        (24,621)
   Other income, net                  32,459  B          (1,685)        30,774

     Total other income (expense)    (53,743)            59,896          6,153

 Income (loss) before income taxe
   (benefit) and equity in
   undistributed
   net income of subsidiaries      1,260,760             (1,950)     1,258,810

 Provision for income taxes
   Current                           458,000  B          22,100        457,200
                                              D         (22,900)
   Deferred                           56,000                            56,000

     Total income taxes (benefit)    514,000               (800)       513,200

 Net income (loss)              $    746,760     $       (1,150) $     745,610

 Earnings per Share:
   Basic                        $       0.35                     $        0.35
   Diluted                      $       0.35                     $        0.35




 A Elimination of the Webstone assets and liabilities that were transferred to the purchaser, record expenses of sale, record assets received as proceeds from sale of Webstone.
 B   Elimination of results of operations of Webstone for the period.
 C Record administrative expenses previously allocated to Webstone that are now to be absorbed by continuing operations.
 D Adjustment of income taxes as a result of administrative costs previously charged to Webstone.


                                 GODDARD INDUSTRIES, INC.
                       UNAUDITED PROFORMA CONSOLIDATING BALANCE SHEET
                                     January 2, 1999

                                         Historical     Pro Forma
                                           As of       Adjustments    Pro Forma
                                         January 2,    for Sale of       as
           ASSETS                           1999        Webstone      Adjusted

 Current assets:
   Cash and cash equivalents         $    45,819  A  $  (16,479)   $ 1,418,664
                                                  A    1,389,324
   Accounts receivable,
     net of allowances                 1,166,942  A     (602,547)       564,395
   Due from former subsidiary                     A      150,000        150,000
   Refundable taxes on income                                                 0
   Inventories                         3,413,724  A   (1,292,257)     2,121,467
   Prepaid expenses and taxes             15,206  A       (1,590)        13,616
   Deferred income taxes                 113,400                        113,400

     Total Current Assets              4,755,091        (373,549)     4,381,542

 Property, plant and equipment,
     at cost                           4,742,236  A     (370,287)     4,371,949
   Less: Accumulated depreciation      3,146,146  A     (315,311)     2,830,835

                                       1,596,090         (54,976)     1,541,114

 Other assets:
   Excess of cost of investment in
     subsidiaries over equity in net
     assets acquired                       9,929  A       (9,929)             0
   Investment                                     A      250,000        250,000
   Deferred income taxes - long term     133,000                        133,000

     Total other assets                  142,929         240,071        383,000

 Total assets                        $ 6,494,110     $  (188,454)   $ 6,305,656

 LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities:
   Current maturities of
     long-term debt                  $   190,000     $         0    $   190,000
   Accounts payable                      206,100  A      (59,715)       146,385
   Accrued expenses                      246,765  A      (55,205)       351,480
                                                  A      159,920
   Income taxes payable                    9,359  A      (11,500)        (2,141)
   Deferrred compensation                 60,000                         60,000

     Total current liabilities           712,224          33,500        745,724

 Long-term debt,  net of
   current maturities                    136,593  A      (50,000)        86,593

 Deferred Compensation                   491,000               0        491,000

 Stockholders' equity
   Common stock                           21,299               0         21,299
   Additional paid-in capital            477,923                        477,923
   Retained earnings                   4,655,071  A     (171,954)     4,483,117

     Total stockholders' equity        5,154,293        (171,954)     4,982,339

 Total liabilities and
   stockholders' equity              $ 6,494,110     $  (188,454)   $ 6,305,656


                                GODDARD INDUSTRIES, INC.
                     UNAUDITED PROFORMA CONSOLIDATING  STATEMENT OF INCOME
                            FOR THE THREE MONTHS ENDED JANUARY 2, 1999


                                     Historical         Pro Forma
                                        As of          Adjustments   Pro Forma
                                     October 3,        for Sale of       as
                                        1998             Webstone    Adjusted

 Net sales                           $ 2,392,171  B  $  (957,709) $ 1,434,462

 Cost of sales                         1,519,722  B     (641,666)     878,056

   Gross profit                          872,449        (316,043)     556,406

 Selling and administrative expenses     594,233  B     (276,563)     334,861
                                                  C       17,191

   Income from operations                278,216         (56,671)     221,545

 Other income (expense)
   Interest expense                       (7,905) B        1,333       (6,572)
   Other income, net                       4,007  B        9,562       13,569

     Total other income (expense)         (3,898)         10,895        6,997

 Income (loss) before income taxes
   (benefit) and equity in undistributed
   net income of subsidiaries             274,318        (45,776)     228,542

 Provision for income taxes
   Current                                116,800  B      22,100       98,500
                                                   D     (40,400)
   Deferred                                (4,400)                     (4,400)

     Total income taxes (benefit)         112,400        (18,300)      94,100

 Net income (loss)                   $    161,918     $  (27,476) $   134,442

 Earnings per Share:
   Basic                             $       0.08                 $      0.06
   Diluted                           $       0.08            $      0.06




 A Elimination of the Webstone assets and liabilities that were transferred to the purchaser, record expenses of sale, record assets received as proceeds from the sale of Webstone.
 B   Elimination of results of operations of Webstone for the period.
 C Record administrative expenses previously allocated to Webstone that are now to be absorbed by continuing operations.
 D Adjustment of income taxes as a result of administrative costs previously charged to Webstone.


                               GODDARD INDUSTRIES, INC.
                    UNAUDITED PROFORMA CONSOLIDATING BALANCE SHEET
                                   APRIL 3, 1999

                                       Historical      Pro Forma
                                         As of        Adjustments     Pro Forma
                                       April 3,       for Sale of         as
           ASSETS                         1999         Webstone        Adjusted

 Current assets:
   Cash and cash equivalents         $    115,185  A  $  (46,214)   $ 1,458,295
                                                   A   1,389,324
   Accounts receivable,
    net of allowances                   1,145,868  A    (719,953)       425,915
   Due from former subsidiary                      A     150,000        150,000
   Refundable taxes on income              16,542  A      42,000         58,542
   Inventories                          3,489,287  A  (1,426,709)     2,062,578
   Prepaid expenses and taxes              45,822  A      (7,104)        38,718
   Deferred income taxes                  115,800                       115,800
     Total Current Assets               4,928,504       (618,656)     4,309,848

 Property, plant and equipment, at cost 4,775,452  A    (379,822)     4,395,630
   Less: Accumulated depreciation       3,212,691  A    (319,060)     2,893,631

                                        1,562,761        (60,762)     1,501,999

 Other assets:
   Excess of cost of investment in
     subsidiaries over equity in net
     assets acquired                        8,990  A      (8,990)             0
   Investment                                      A     250,000        250,000
   Deferred income taxes - long term      135,000                       135,000

     Total other assets                   143,990        241,010        385,000

 Total assets                        $  6,635,255     $ (438,408)   $ 6,196,847

 LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities:
   Current maturities of
     long-term debt                  $    152,300     $        0     $  152,300
   Accounts payable                       323,378  A    (148,580)       174,798
   Accrued expenses                       205,969  A     (42,908)       322,981
                                                   A     159,920
   Income taxes payable                                                       0
   Deferrred compensation                  60,000                        60,000

     Total current liabilities            741,647        (31,568)       710,079

 Long-term debt,  net of
   current maturities                      76,354                        76,354

 Deferred Compensation                    491,000              0        491,000

 Stockholders' equity
   Common stock                            21,308              0         21,308
   Additional paid-in capital             479,286                       479,286
   Retained earnings                    4,825,660  A    (406,840)     4,418,820

     Total stockholders' equity         5,326,254       (406,840)     4,919,414

 Total liabilities and
   stockholders' equity              $  6,635,255     $ (438,408)   $ 6,196,847


                                         GODDARD INDUSTRIES, INC.
                      UNAUDITED PROFORMA CONSOLIDATING  STATEMENT OF INCOME
                                   FOR THE SIX MONTHS ENDED APRIL 3, 1999


                                       Historical      Pro Forma
                                         As of        Adjustments     Pro Forma
                                       April 3,       for Sale of        as
                                          1999         Webstone       Adjusted

 Net sales                           $  4,831,459  B  $(2,061,644)  $ 2,769,815

 Cost of sales                          3,064,627  B   (1,371,946)    1,692,681

   Gross profit                         1,766,832        (689,698)    1,077,134

 Selling and administrative expenses    1,186,407  B     (565,426)      658,922
                                                   C       37,941

   Income from operations                 580,425        (162,213)      418,212

 Other income (expense)
   Interest expense                       (24,567) B        2,056       (22,511)
   Other income, net                        8,749  B       17,339        26,088

     Total other income (expense)         (15,818)         19,395         3,577

 Income (loss) before income taxes
   (benefit) and equity in undistributed
   net income of subsidiaries             564,607        (142,818)      421,789

 Provision for income taxes
   Current                                240,900  B      (42,000)      183,800
                                                   D      (15,100)
   Deferred                                (8,800)                       (8,800)

     Total income taxes (benefit)         232,100         (57,100)      175,000

 Net income (loss)                   $    332,507     $   (85,718)  $   246,789

 Earnings per Share:
   Basic                             $       0.16                   $      0.12
   Diluted                           $       0.16                   $      0.12




 A Elimination of the Webstone assets and liabilities that were transferred to the purchaser, record expenses of sale, record assets received as proceeds from sale of Webstone.
 B   Elimination of results of operations of Webstone for the period.
 C Record administrative expenses previously allocated to Webstone that are now to be absorbed by continuing operations.
 D Adjustment of income taxes as a result of administrative costs previously charged to Webstone.



                           EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION OF EXHIBIT

1 Stock Purchase Agreement*


   *Previously filed by the Registrant as part of the initial filing of this Current Report on Form 8-K.